Exhibit 25.1
                                                                  ------------

                                   FORM T-1



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            CHECK IF AN APPLICATION
               TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]
                          --------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

 New York                                                  13-5160382
 (State of incorporation                                   (I.R.S. employer
 if not a U.S. national bank)                              identification no.)

 One Wall Street, New York, N.Y.                           10286
 (Address of principal executive offices)                  (Zip code)

                          --------------------------

                                  CWABS, INC.
              (Exact name of obligor as specified in its charter)

 Delaware                                                  95-4596514
 (State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                            identification no,)

 4500 Park Granada
 Calabasas, California                                     91302
(Address of principal executive offices)                   (Zip code)



                          --------------------------



                            Asset-Backed Securities
                      (Title of the indenture securities)







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                                 Page 1 of 7

                                                                  Exhibit 25.1
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1.  General information. Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

    ---------------------------------------------------------------------------
                 Name                                      Address

    ---------------------------------------------------------------------------

     Superintendent of Banks of the State of  One State Street, New York, N.Y.
     New York                                 10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York         33 Liberty Street, New York, N.Y.
                                              10045

     Federal Deposit Insurance Corporation    Washington, D.C. 20429

     New York Clearing House Association      New York, New York 10005

          (b)  Whether it is authorized to exercise corporate trust powers.
               Yes.

2.  Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation. None.

16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)




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

                                                                  Exhibit 25.1
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          6.   The consent of the Trustee required by Section 321(b) of the
               Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

          7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.



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


                                                                  Exhibit 25.1
                                                                  ------------


                                   SIGNATURE

               Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of August, 2006.



                                             THE BANK OF NEW YORK




                                             By: /s/ Maria Tokarz
                                                 ____________________________
                                             Name:   MARIA TOKARZ
                                             Title:  ASSISTANT VICE PRESIDENT


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

                                                                  Exhibit 25.1
                                                                  ------------


                                                            EXHIBIT 7

------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
   ASSETS                                                         In Thousands
   Cash and balances due from depository
     institutions:
     Noninterest-bearing balances and currency
       and coin.....................................................$3,230,000
     Interest-bearing balances ......................................6,440,000
   Securities:
     Held-to-maturity securities ....................................2,165,000
     Available-for-sale securities .................................22,631,000
   Federal funds sold and securities purchased
     under agreements to resell
     Federal funds sold in domestic offices..........................2,995,000
     Securities purchased under agreements to
     resell ...........................................................315,000
   Loans and lease financing receivables:
     Loans and leases held for sale .........................................0
     Loans and leases, net of unearned
       income ......................................................32,983,000
     LESS: AIlowance for loan and
       lease losses....................................................415,000
     Loans and leases, net of unearned
       income and allowance ........................................32,568,000
   Trading assets....................................................6,861,000
   Premises and fixed assets (including
     capitalized leases) ..............................................828,000
   Other real estate owned ..................................................0
   Investments in unconsolidated subsidiaries
     and associated companies .........................................298,000
    Not applicable
   Intangible assets:
     Goodwill .......................................................2,148,000
     Other intangible assets ..........................................760,000


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

                                                                  Exhibit 25.1
                                                                  ------------


    Other assets ....................................................6,551,000
                                                                     ---------
    Total assets ..................................................$87,750,000
                                                                   ===========

    LIABILITIES
    Deposits:
     In domestic offices ..........................................$35,956,000
     Noninterest-bearing ...........................................16,637,000
     Interest-bearing ..............................................19,319,000
     In foreign offices, Edge and Agreement
       subsidiaries, and IBFs ......................................30,215,000
     Noninterest-bearing ..............................................578,000
     Interest-bearing ..............................................29,637,000
   Federal funds purchased and securities sold
       under agreements to repurchase
     Federal funds purchased in domestic
      offices .........................................................825,000
     Securities sold under agreements to
      repurchase ......................................................123,000
   Trading liabilities ..............................................2,509,000
   Other borrowed money:
     (includes mortgage indebtedness and
     obligations under capitalized leases)...........................1,890,000
   Not applicable
   Not applicable
   Subordinated notes and debentures ................................1,955,000
   Other liabilities ................................................5,573,000

   Total liabilities ..............................................$79,046,000
                                                                   ===========

   Minority interest in consolidated
     subsidiaries .....................................................151,000

   EQUITY CAPITAL
   Perpetual preferred stock and related
     surplus ................................................................0
   Common stock .....................................................1,135,000
   Surplus (exclude all surplus related to
     preferred stock)                                        2,107,000
   Retained earnings                                         5,487,000
   Accumulated other comprehensive income                    -176,000
   Other equity capital components                           0
   Total equity capital                                      8,553,000
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                                                                  Exhibit 25.1
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   Total liabilities, minority interest, and equity capital $87,750,000
                                                            ===========




          I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.



                                                             Thomas J. Mastro,
                                      Executive Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                     -----
     Thomas A. Renyi      |
     Gerald L. Hassell    |    Directors
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